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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): April 29, 1999




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


          DELAWARE                     1-4300                  41-0747868
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)              File Number)          Identification Number)


                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000


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ITEM 5.  OTHER EVENTS

Exhibits are filed herewith in connection with the Registration Statement (the "Registration Statement") on Form S-3 (Registration No. 333-75633) filed on April 2, 1999 by Apache Corporation ("Apache") with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended (the "Act"). The Registration Statement, amended on April 8, 1999 and declared effective by the SEC on April 9, 1999, covers Apache common stock, preferred stock, depositary shares and/or debt securities for delayed or continuous offering pursuant to Rule 415 under the Act for an aggregate initial offering price not to exceed $1,000,000,000. Reference is made to the Registration Statement for further information concerning the terms of such common stock, preferred stock, depositary shares and/or debt securities and the offering thereof.

As described in the Preliminary Prospectus Supplement (Common Stock) dated April 29, 1999, to the Prospectus dated April 9, 1999, subject to entering into an underwriting agreement, Apache expects to issue to Goldman, Sachs & Co., for offering to the public, a number of shares of Apache's common stock, par value $1.25 per share ("Apache Common Stock"). As of the date of this report, the exact number of shares of Apache Common Stock to be issued has not been determined. The Preliminary Prospectus Supplement (Common Stock) dated April 29, 1999, to the prospectus dated April 9, 1999, is listed under Item 7 as Exhibit 99.1 and is incorporated herein by reference.

As described in the Preliminary Prospectus Supplement (Depositary Shares) dated April 29, 1999, to the Prospectus dated April 9, 1999, subject to entering into an underwriting agreement, Apache expects to issue to Goldman, Sachs & Co., for offering to the public, a number of Depositary Shares (the "Depositary Shares") each representing 1/50th of a share of Conversion Preferred Stock Series C, no par value per share ("Conversion Preferred Stock"). As of the date of this report, the exact number of Depositary Shares and the rate for the Conversion Preferred Stock have not been determined. The Preliminary Prospectus Supplement (Depositary Shares) dated April 29, 1999, to the prospectus dated April 9, 1999, is listed under Item 7 as Exhibit 99.2 and is incorporated herein by reference.

The offering of Apache Common Stock and the offering of Depositary Shares are being made concurrently; however, they are not conditioned upon each other.


On April 29, 1999, Apache signed an agreement with Shell Offshore, Inc. and affiliated Shell entities ("Shell") to purchase Shell's interest in 22 producing fields and 16 undeveloped blocks located in the Gulf of Mexico, together with certain production-related assets and proprietary 3D seismic data covering approximately 1,000 blocks in the Gulf of Mexico (the "Shell Transaction"), for a purchase price, subject to adjustment for production since March 1, 1999, of $715 million in cash and one million shares of Apache Common Stock. The Shell Transaction has been approved by the boards of directors of Apache and Shell and, subject to required regulatory approvals, is expected to be completed in May 1999. Apache issued a press release, dated April 26, 1999, regarding the Shell transaction. The press release is listed under Item 7 as Exhibit 99.3 and incorporated herein by reference.

Within 15 days of the closing of the Shell Transaction, Apache will file a current report under Item 2 of Form 8-K, and within 60 days will file the required financial statements and proforma financial information under Item 7 of Form 8-K.


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On April 29, 1999, Apache issued a press release announcing results for the three-month period ended March 31, 1999. The press release is listed under Item 7 as Exhibit 99.4 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      EXHIBITS.

EXHIBIT NO.    DESCRIPTION
-----------    -----------
99.1*          Preliminary Prospectus Supplement (Common Stock), dated
               April 29, 1999, to Prospectus dated April 9, 1999.

99.2* Preliminary Prospectus Supplement (Depositary Shares), dated April 29, 1999, to Prospectus dated April 9, 1999.

99.3* Press Release, dated April 29, 1999, "Apache to Acquire Gulf of Mexico Properties from Shell for $715 Million plus 1 Million Apache Shares."

99.4* Press Release, dated April 29, 1999, "Apache Reports First Quarter Loss of 4 Cents Per Share"

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*      filed herewith



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            APACHE CORPORATION


Date: April 29, 1999                        /s/ Z. S. Kobiashvili
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                                            Z. S. Kobiashvili
                                            Vice President and General Counsel


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                                INDEX TO EXHIBITS

EXHIBIT NO.    DESCRIPTION
-----------    -----------
99.1*          Preliminary Prospectus Supplement (Common Stock), dated
               April 29, 1999, to Prospectus dated April 9, 1999.

99.2* Preliminary Prospectus Supplement (Depositary Shares), dated April 29, 1999, to Prospectus dated April 9, 1999.

99.3* Press Release, dated April 29, 1999, "Apache to Acquire Gulf Of Mexico Properties from Shell for $715 Million plus 1 Million Apache Shares"

99.4* Press Release, dated April 29, 1999, "Apache Reports First Quarter Loss of 4 Cents Per Share"

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*      filed herewith